Exhibit 99.2

Supplemental Financial Highlights
3rd Quarter of 2010

COLONIAL
PROPERTIES TRUST

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenditures	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	14
	Investment Summary	15
	Three Month Income Summary	16
	Nine Month Income Summary	17
	Commercial Operational Statistics	18
5.	For-Sale Residential Activities	19
6.	Consolidated Data
	Development Pipeline	20
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization	21
	Supplemental Data / Investment Activities	23
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	24
	NOI from Discontinued Operations / EBITDA	26
	SEC Coverage Ratios	27
8.	Appendix
	Multifamily Community Table	28
	Commercial Property Table	31
	Unconsolidated Joint Venture Summary	33
9.	Glossary of Terms	34
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:

- Owning a multifamily portfolio	- Managing multifamily, office, retail and mixed-use properties
- Investing in high growth Sunbelt cities	- Delivering additional income from the taxable REIT
- Pursuing strategic acquisition, disposition and	subsidiary (TRS)
development opportunities	- Ensuring a strong balance sheet and liquidity position
- Achieving operating excellence
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Michelle Ko	646-855-1802
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
Green Street Advisors	Andy McCullouch	949-640-8780
FBR Capital Markets	David Toti	646-885-5433
Keefe Bruyette	Haendel St. Juste	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O’neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor’s Research	Raymond Mathis	212-438-9558
UBS	Dustin Pizzo	212-713-4847
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2010 Range
Diluted Loss per Share	$(0.76)	$(0.73)
Plus: Real Estate Depreciation & Amortization	1.77	1.77
Less: Gain on Sale of Operating Properties	(0.04)	(0.04)

Total Diluted Funds from Operations (“FFO”) per Share	$0.97	$1.00

Less: (Gain) Loss on Sale of Land & Bond or Preferred Stock Repurchases	0.05	0.05

Operating Funds from Operations per share	$1.02	$1.05

3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Third Quarter 2010

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Total property revenues (1)	$88,525	$80,746	$264,656	$246,365

Multifamily property revenues (1)	77,574	76,145	227,917	225,803
Multifamily property NOI (1)	43,478	43,917	128,099	130,320

Management & leasing fee revenues	2,614	3,987	8,912	11,402

EBITDA (2)	52,481	51,555	157,571	167,496

Net (loss) income
Per share — basic	(0.23)	(0.07)	(0.59)	0.17
Per share — diluted	(0.23)	(0.07)	(0.59)	0.17

Funds from operations
Per share — basic	0.20	0.49	0.74	1.91
Per share — diluted	0.20	0.49	0.74	1.91

Dividends per share	0.15	0.15	0.45	0.55

Dividends/EPS (diluted) payout ratio	(65.2%)	(214.3%)	(76.3%)	323.5%
Dividends/FFO (diluted) payout ratio	75.0%	30.6%	60.8%	28.8%

Consolidated interest expense (1)	$21,223	$22,593	$63,051	$65,835
Consolidated interest income (1)	(444)	(345)	(1,162)	(1,095)

Net interest expense (1)	20,779	22,248	61,889	64,740

Pro-rata share of joint venture interest expense	3,431	5,833	9,741	18,045

Principal reductions	348	246	978	727
Preferred dividends & distributions	3,395	3,811	11,087	11,546

Interest coverage ratio (3)	2.1x	1.8x	2.2x	2.0x
Fixed charge coverage ratio (3)	1.8x	1.6x	1.8x	1.7x
Fixed charge w/capitalized interest ratio (3)	1.8x	1.6x	1.8x	1.7x

Multifamily same property NOI decrease (4)	(3.3%)	(6.2%)	(5.8%)	(5.6%)
(# of apartment homes included)	29,173	28,285	29,173	28,285

	As of	As of
	9/30/2010	12/31/2009
Total assets	$3,179,677	$3,172,632
Total debt	$1,705,829	$1,704,343
Common shares and units, outstanding end of period	84,972	74,529
Share price, end of period	$16.19	$11.73
Preferred shares and units, end of period	$100,000	$200,118
Book equity value, end of period (5)	$1,361,783	$1,385,661
Market equity value, end of period (6)	$1,375,697	$874,225

Debt to total market capitalization ratio (7)	53.6%	61.3%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	250.9%	240.5%

(1)	Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	For a reconciliation of EBITDA, see page 26.

(3)	For additional information on these calculations, see page 22.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year.

(5)	Includes common and preferred, shares and units.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2010

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Revenue
Minimum Rent	$73,751	$69,028	$220,842	$209,475
Tenant Recoveries	2,416	848	7,798	2,823
Other Property Related Revenue	12,358	10,870	36,016	30,505
Other Non-Property Related Revenue	2,614	3,987	8,912	11,402

Total Revenue	91,139	84,733	273,568	254,205

Operating Expenses
Operating Expenses:
Property Operating Expenses	28,255	25,615	79,632	70,976
Taxes, Licenses, and Insurance	9,826	8,386	31,866	29,674

Total Property Operating Expenses	38,081	34,001	111,498	100,650
Property Management Expenses	2,323	1,728	6,008	5,329
General and Administrative Expenses	3,757	4,073	14,022	12,982
Management Fee and Other Expenses	2,001	3,340	7,259	11,131
Restructuring Charges	—	588	—	1,400
Investment and Development (1)	9	100	42	1,585
Depreciation	30,554	28,070	91,075	84,130
Amortization	2,299	864	6,693	2,936
Impairment and Other Losses (2)	131	221	914	1,839

Total Operating Expenses	79,155	72,985	237,511	221,982

Income from Operations	11,984	11,748	36,057	32,223

Other Income (Expense)
Interest Expense	(21,223)	(22,593)	(63,051)	(65,835)
Debt Cost Amortization	(1,156)	(1,247)	(3,472)	(3,357)
Gain on Retirement of Debt	—	14,929	1,044	56,480
Interest Income	444	345	1,162	1,095
Loss from Partially-Owned Investments (3)	(687)	(3,317)	(23)	(4,595)
Loss on Hedging Activites	—	(649)	(289)	(1,709)
(Loss) Gain on Sale of Property, net of income taxes of $24 (Q3) and $117 (YTD) in 2010 and $1 (Q3) and $3,157 (YTD) in 2009	(287)	506	(947)	5,745
Income Taxes	(196)	(352)	(883)	2,518

Total Other Income (Expense)	(23,105)	(12,378)	(66,459)	(9,658)

(Loss) Income from Continuing Operations	(11,121)	(630)	(30,402)	22,565

Discontinued Operations
(Loss) Income from Discontinued Operations (2)	(11)	234	(59)	(512)
(Loss) Gain on Disposal of Discontinued Operations, net of income taxes of $0 (Q3) and $0 (YTD) in 2010 and $0 (Q3) and $70 (YTD) in 2009	(347)	(5)	(396)	7

(Loss) Income from Discontinued Operations	(358)	229	(455)	(505)

Net (Loss) Income	(11,479)	(401)	(30,857)	22,060

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(1)	—	110	(999)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,813)	(5,438)	(5,438)
Noncontrolling Interest in CRLP — Common	1,615	616	4,430	(1,492)
Discontinued Operations
Noncontrolling Interest in CRLP — Common	32	(53)	45	(14)
Noncontrolling Interest of Limited Partners	—	155	(5)	597

Income Attributable to Noncontrolling Interest	(167)	(1,095)	(858)	(7,346)

Net (Loss) Income Attributable to Parent Company	(11,646)	(1,496)	(31,715)	14,714

Dividends to Preferred Shareholders	(1,582)	(1,998)	(5,649)	(6,108)
Preferred Share Issuance Costs, net of discount	(3,550)	30	(3,550)	25

Net (Loss) Income Available to Common Shareholders	$(16,778)	$(3,464)	$(40,914)	$8,631

(Loss) Earnings per Share — Basic
Continuing Operations	$(0.22)	$(0.08)	$(0.58)	$0.17
Discontinued Operations	(0.01)	0.01	(0.01)	—

EPS — Basic	$(0.23)	$(0.07)	$(0.59)	$0.17

(Loss) Earnings per Share — Diluted
Continuing Operations	$(0.22)	$(0.08)	$(0.58)	$0.17
Discontinued Operations	(0.01)	0.01	(0.01)	—

EPS — Diluted	$(0.23)	$(0.07)	$(0.59)	$0.17

(1)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(2)	For the three months ended September 30, 2010, the Company recorded a $0.1 million non-cash impairment charge related to condominium sales at one of the Company’s for-sale properties. The additional charges reflected in the nine months ended September 30, 2010 are casualty losses attributable to property damage at three of the Company’s multifamily apartment communities. For the three months ended September 30, 2009, the Company recorded a $0.5 million non-cash impairment charge. Of the charge, $0.2 million (presented in “Impairment and other losses” in continuing operations) is related to the Company’s noncontrolling interest in the Colonial Grand at Traditions joint venture and $0.3 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to the sale of the remaining units at Portofino at Jensen Beach, a for-sale residential project. For the nine months ended September 30, 2009, in addition to the charges described above, the Company recorded $3.4 million of non-cash impairment charges. Of the charge, $0.7 million is related to the Company’s noncontrolling interest in the Craft Farms joint venture, $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project and $0.6 million is related to an additional for-sale residential project and sale of outparcels (presented in “Impairment and other losses” in continuing operations). In addition, $1.8 million is related to two multifamily apartment communities sold during the nine month period (presented as a part of “(Loss) Income from Discontinued Operations”.)

(3)	The three and nine months ended September 30, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Third Quarter 2010

THIRD QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Net (Loss) Income Available to Common Shareholders	$(16,778)	$(3,464)	$(40,914)	$8,631
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(1,647)	(563)	(4,475)	1,506
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	—	992

Total	(18,425)	(4,027)	(45,389)	11,129

Adjustments — Consolidated Properties
Depreciation — Real Estate	30,156	27,567	89,779	82,753
Amortization — Real Estate	1,888	288	5,370	1,016
Remove: (Loss)/Gain on Sale of Property, net of Income Tax and Noncontrolling Interest	633	(503)	1,343	(5,753)
Include: (Loss)/Gain on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	(635)	589	(1,276)	4,133

Total Adjustments — Consolidated	32,042	27,941	95,216	82,149

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	2,070	5,016	6,193	14,250
Amortization — Real Estate	739	1,700	2,185	5,152
Remove: Gain/(Loss) on Sale of Property	(23)	(1,787)	(117)	(1,736)

Total Adjustments — Unconsolidated	2,786	4,929	8,261	17,666

Funds from Operations	$16,403	$28,843	$58,088	$110,944

Income Allocated to Participating Securities	(125)	(136)	(465)	(534)

Funds from Operations Available to Common Shareholders and Unitholders	$16,278	$28,707	$57,623	$110,410

FFO per Share
Basic	$0.20	$0.49	$0.74	$1.91
Diluted	$0.20	$0.49	$0.74	$1.91

Operating FFO:
Funds from Operations	$16,278	$28,707	$57,623	$110,410
Less: Transaction Income
- Development and Land (Gains)/Losses	635	(589)	1,163	(4,133)
- Bond / Preferred Repurchase Gains, Net of Write-off	—	(14,280)	(755)	(54,771)
- Preferred Share Issuance Costs, Net of Discount	3,550	(30)	3,550	(25)

Operating FFO	$20,463	$13,808	$61,581	$51,481

Operating FFO per Share
Basic	$0.25	$0.23	$0.79	$0.89
Diluted	$0.25	$0.23	$0.79	$0.89
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares, net of the attributable write-off of future interest expense held in OCI. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of the Company’s current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

THIRD QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Basic
Shares	74,411	50,787	70,157	49,222
Operating Partnership Units (OP Units)	7,371	8,325	7,722	8,636

Total Shares & OP Units	81,782	59,112	77,879	57,858

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	74,411	50,787	70,157	49,222
Total Shares & OP Units	81,782	59,112	77,879	57,858

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements

BALANCE SHEET
($ in 000s)	As of	As of
	9/30/2010	12/31/2009
ASSETS
Real Estate Assets
Operating Properties	$3,260,508	$3,210,350
Undeveloped Land & Construction in Progress	283,482	237,100

Total Real Estate, before Depreciation	3,543,990	3,447,450
Less: Accumulated Depreciation	(610,031)	(519,728)
Real Estate Assets Held for Sale, net	29,793	65,022

Net Real Estate Assets	2,963,752	2,992,744

Cash and Equivalents	7,639	4,590
Restricted Cash	9,327	7,952
Accounts Receivable, net	15,738	33,934
Notes Receivable	43,776	22,208
Prepaid Expenses	26,151	16,503
Deferred Debt and Lease Costs	21,992	22,560
Investment in Unconsolidated Subsidiaries	38,052	17,422
Other Assets	53,250	54,719

Total Assets	$3,179,677	$3,172,632

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$301,363	$310,546
Notes and Mortgages Payable	1,404,466	1,393,797

Total Long-Term Liabilities	1,705,829	1,704,343

Accounts Payable	31,981	28,299
Accrued Interest	17,646	13,133
Accrued Expenses	26,425	26,142
Investment in Unconsolidated Subsidiaries	23,073	—
Other Liabilities	12,940	15,054

Total Liabilities	1,817,894	1,786,971

Redeemable Common Units	136,783	133,537

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	100,000	100,000
Limited Partner’s Noncontrolling interest	780	985

Total Noncontrolling Interest	100,780	100,985

Series D 8 1/8% Preferred Shares (Liquidation Value)	—	100,118
Cumulative Earnings	1,266,361	1,296,188
Cumulative Distributions	(1,795,317)	(1,753,015)
Accumulated Other Comprehensive Loss	(2,351)	(2,957)
Common Equity, including Additional Paid-in Capital	1,655,527	1,510,805

Total Equity, including Noncontrolling Interest	1,225,000	1,252,124

Total Liabilities and Equity	$3,179,677	$3,172,632

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	9/30/2010	12/31/2009
Basic
Shares	77,655	66,366
Operating Partnership Units (OP Units)	7,317	8,163

Total Shares & OP Units	84,972	74,529

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Third Quarter 2010

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2010 (In apartment homes)
	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total
Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	998	2,908	—	2,908	—	2,908	—	2,908
Birmingham	1,262	345	1,607	—	1,607	—	1,607	—	1,607
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	4,564	301	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	74	2,038	—	2,038	—	2,038
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	288	1,437	—	1,437	—	1,437	—	1,437
Other	3,740	760	4,500	113	4,613	—	4,613	—	4,613

Total Portfolio	29,173	2,692	31,865	288	32,153	—	32,153	—	32,153

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	Communities	Pro Rata % (4)	2010	2010	2010	2009	2009
Atlanta	12.0%	11.1%	95.2%	95.6%	96.3%	95.4%	94.4%
Austin	6.1%	8.8%	97.9%	96.9%	96.9%	95.2%	95.1%
Birmingham	4.0%	4.6%	96.6%	96.5%	96.3%	94.1%	96.9%
Charleston	5.5%	5.0%	98.6%	97.1%	98.1%	97.8%	97.0%
Charlotte	13.7%	13.6%	96.4%	96.6%	96.5%	92.7%	93.4%
Dallas/Fort Worth	12.5%	11.3%	95.1%	95.6%	95.3%	93.2%	92.8%
Huntsville	3.1%	2.8%	95.8%	97.8%	97.8%	97.5%	96.2%
Orlando	8.2%	7.4%	95.6%	97.6%	98.3%	96.1%	96.0%
Phoenix	3.6%	3.3%	97.2%	96.4%	97.5%	88.6%	89.5%
Raleigh	6.7%	6.3%	96.8%	95.9%	95.5%	94.0%	94.1%
Richmond	6.3%	5.7%	97.6%	96.8%	97.5%	98.3%	94.7%
Savannah	4.7%	5.2%	95.6%	94.6%	97.8%	97.3%	96.7%
Other	13.6%	14.9%	97.0%	97.1%	96.7%	95.0%	94.0%

Total Portfolio (5)	100.0%	100.0%	96.5%	96.4%	96.7%	94.7%	94.4%

Same Property (6)			96.5%	96.4%	96.7%	94.7%	94.4%

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 1,340 total units at the Company’s partially-owned apartment communities.

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 28.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

(5)	Total portfolio occupancy calculated includes wholly-owned operating communities and joint venture communities.

(6)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Third Quarter 2010
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)
	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2010	9/30/2009	Change	9/30/2010	9/30/2009	Change

Property Revenues
Same Property Communities (2)	29,173	$69,779	$69,691	$88	$208,461	$211,380	$(2,919)
Non-Same Property Communities	2,692	7,134	4,967	2,167	19,444	12,618	6,826
Joint Venture Communities (3)	288	662	646	16	1,951	1,939	12
Development and Lease Up Communities	—	—	—	—	—	—	—
Dispositions / Other	—	(1)	841	(842)	619	3,587	(2,968)

Total Property Revenues	32,153	$77,574	$76,145	$1,429	$230,475	$229,524	$951

Property Expenses
Same Property Communities (2)	29,173	$30,594	$29,167	$1,427	$90,098	$85,728	$4,370
Non-Same Property Communities	2,692	3,183	2,332	851	8,596	6,724	1,872
Joint Venture Communities (3)	288	318	317	1	932	946	(14)
Development and Lease Up Communities	—	—	(21)	21	—	(20)	20
Dispositions / Other	—	1	432	(431)	275	1,751	(1,476)

Total Property Expenses	32,153	$34,096	$32,227	$1,869	$99,901	$95,129	$4,772

Property Net Operating Income
Same Property Communities (2)	29,173	$39,185	$40,524	$(1,339)	$118,362	$125,652	$(7,290)
Non-Same Property Communities	2,692	3,951	2,635	1,316	10,849	5,895	4,954
Joint Venture Communities (3)	288	344	329	15	1,019	993	26
Development and Lease Up Communities	—	—	21	(21)	—	20	(20)
Dispositions / Other	—	(2)	408	(410)	344	1,835	(1,491)

Total Property Net Operating Income	32,153	$43,478	$43,917	$(439)	$130,574	$134,395	$(3,821)

CAPITALIZED EXPENDITURES
	Apartment	Three Months Ended			Nine Months Ended
	Homes	9/30/2010	9/30/2009	Change	9/30/2010	9/30/2009	Change

Capitalized Expenses
Same Property Communities (2)	29,173	$6,362	$6,706	$(575)	$19,383	$12,606	$5,945
Non-Same Property Communities	2,692	254	88	166	534	220	314
Joint Venture Communities	288	15	28	(13)	46	63	(17)
Development and Lease Up Communities	—	—	—	—	(5)	1	(6)
Dispositions / Other	—	1	53	(52)	32	209	(177)

Total Property Capitalized Expenses	32,153	$6,632	$6,875	$(474)	$19,990	$13,099	$6,059

Capitalized Expenses per Unit
Same Property Communities (2)	29,173	$218	$230	$(20)	$664	$432	$204
Non-Same Property Communities	2,692	94	33	62	198	82	117
Joint Venture Communities	288	52	97	(45)	160	219	(59)

Total Per Unit	32,153	$206	$214	$(15)	$622	$407	$188

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Third Quarter 2010
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 (1)
		Revenues			Expenses			NOI
	3Q10	3Q09	% Chg	3Q10	3Q09	% Chg	3Q10	3Q09	% Chg

Atlanta	$8,559	$8,511	0.6%	$3,848	$3,723	3.4%	$4,711	$4,788	(1.6%)
Austin	4,528	4,530	(0.0%)	2,155	2,071	4.1%	2,373	2,458	(3.5%)
Birmingham	2,885	2,939	(1.8%)	1,321	1,190	11.0%	1,564	1,749	(10.6%)
Charleston	3,834	3,772	1.6%	1,660	1,568	5.9%	2,174	2,204	(1.4%)
Charlotte	9,743	9,756	(0.1%)	4,379	4,041	8.4%	5,364	5,715	(6.1%)
Dallas/Fort Worth	10,014	10,163	(1.5%)	5,134	4,890	5.0%	4,881	5,272	(7.4%)
Huntsville	2,057	2,161	(4.8%)	826	763	8.3%	1,230	1,398	(12.0%)
Orlando	5,123	5,052	1.4%	1,922	1,880	2.2%	3,201	3,172	0.9%
Phoenix	2,332	2,304	1.2%	917	876	4.7%	1,416	1,428	(0.8%)
Raleigh	4,620	4,604	0.3%	1,997	1,887	5.8%	2,623	2,717	(3.5%)
Richmond	4,225	4,135	2.2%	1,760	1,703	3.3%	2,465	2,431	1.4%
Savannah	3,001	3,121	(3.8%)	1,143	1,087	5.2%	1,858	2,035	(8.7%)
Other	8,858	8,643	2.5%	3,532	3,488	1.3%	5,325	5,157	3.3%

Total Same Property (2)	$69,779	$69,691	0.1%	$30,594	$29,167	4.9%	$39,185	$40,524	(3.3%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (3)
	Included	Contribution	3Q10	3Q09	% Chg	3Q10	3Q09	% Chg

Atlanta	3,282	12.0%	95.2%	94.3%	0.9%	$773	$801	(3.5%)
Austin	1,910	6.1%	98.2%	95.1%	3.1%	706	737	(4.2%)
Birmingham	1,262	4.0%	97.0%	97.0%	0.0%	682	715	(4.6%)
Charleston	1,578	5.5%	98.6%	97.0%	1.6%	693	707	(2.0%)
Charlotte	4,564	13.7%	96.2%	93.3%	2.9%	640	685	(6.6%)
Dallas/Fort Worth	4,480	12.5%	95.1%	92.9%	2.2%	676	721	(6.2%)
Huntsville	836	3.1%	95.8%	96.2%	(0.4%)	711	749	(5.1%)
Orlando	1,756	8.2%	95.6%	96.0%	(0.4%)	878	900	(2.4%)
Phoenix	952	3.6%	97.2%	89.5%	7.7%	739	819	(9.8%)
Raleigh	1,964	6.7%	96.9%	94.2%	2.7%	710	733	(3.1%)
Richmond	1,700	6.3%	97.6%	94.7%	2.9%	718	768	(6.5%)
Savannah	1,149	4.7%	95.8%	97.6%	(1.8%)	771	807	(4.5%)
Other	3,740	13.6%	97.4%	94.2%	3.2%	708	738	(4.1%)

Total Same Property (2)	29,173	100.0%	96.5%	94.4%	2.1%	$712	$749	(4.9%)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(3)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year to Date 2010
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 (1)
		Revenues			Expenses			NOI
	2010	2009	% Chg	2010	2009	% Chg	2010	2009	% Chg

Atlanta	$25,744	$26,024	(1.1%)	$11,288	$11,078	1.9%	$14,455	$14,947	(3.3%)
Austin	13,408	13,669	(1.9%)	6,348	6,189	2.6%	7,060	7,479	(5.6%)
Birmingham	8,597	8,598	(0.0%)	3,762	3,449	9.1%	4,835	5,149	(6.1%)
Charleston	11,454	11,192	2.3%	4,795	4,492	6.7%	6,659	6,700	(0.6%)
Charlotte	29,072	30,099	(3.4%)	12,999	12,051	7.9%	16,073	18,047	(10.9%)
Dallas/Fort Worth	30,218	31,109	(2.9%)	15,104	14,289	5.7%	15,114	16,820	(10.1%)
Huntsville	6,215	6,362	(2.3%)	2,382	2,228	6.9%	3,833	4,134	(7.3%)
Orlando	15,314	15,384	(0.5%)	5,988	5,869	2.0%	9,326	9,515	(2.0%)
Phoenix	6,901	7,206	(4.2%)	2,776	2,359	17.7%	4,125	4,847	(14.9%)
Raleigh	13,642	13,945	(2.2%)	5,656	5,309	6.5%	7,986	8,636	(7.5%)
Richmond	12,530	12,726	(1.5%)	5,112	4,965	3.0%	7,418	7,761	(4.4%)
Savannah	8,969	9,127	(1.7%)	3,261	3,184	2.4%	5,707	5,943	(4.0%)
Other	26,397	25,939	1.8%	10,627	10,268	3.5%	15,772	15,672	0.6%

Total Same Property (2)	$208,461	$211,380	(1.4%)	$90,098	$85,730	5.1%	$118,363	$125,650	(5.8%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (3)
	Included	Contribution	2010	2009	% Chg	2010	2009	% Chg

Atlanta	3,282	12.2%	95.2%	94.3%	0.9%	$769	$821	(6.3%)
Austin	1,910	6.0%	98.2%	95.1%	3.1%	705	748	(5.7%)
Birmingham	1,262	4.1%	97.0%	97.0%	0.0%	690	719	(4.0%)
Charleston	1,578	5.6%	98.6%	97.0%	1.6%	695	723	(3.9%)
Charlotte	4,564	13.6%	96.2%	93.3%	2.9%	644	697	(7.6%)
Dallas/Fort Worth	4,480	12.8%	95.1%	92.9%	2.2%	685	726	(5.6%)
Huntsville	836	3.2%	95.8%	96.2%	(0.4%)	712	752	(5.3%)
Orlando	1,756	7.9%	95.6%	96.0%	(0.4%)	873	926	(5.7%)
Phoenix	952	3.5%	97.2%	89.5%	7.7%	745	848	(12.1%)
Raleigh	1,964	6.7%	96.9%	94.2%	2.7%	711	740	(3.9%)
Richmond	1,700	6.3%	97.6%	94.7%	2.9%	720	787	(8.5%)
Savannah	1,149	4.8%	95.8%	97.6%	(1.8%)	767	818	(6.2%)
Other	3,740	13.3%	97.4%	94.2%	3.2%	710	750	(5.3%)

Total Same Property (2)	29,173	100.0%	96.5%	94.4%	2.1%	$714	$761	(6.2%)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 24 and 25.

(2)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(3)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Third Quarter 2010
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI
		Revenues			Expenses			NOI
	3Q10	2Q10	%Chg	3Q10	2Q10	%Chg	3Q10	2Q10	%Chg

Atlanta	$8,559	$8,588	(0.3%)	$3,848	$3,650	5.4%	$4,711	$4,938	(4.6%)
Austin	4,528	4,475	1.2%	2,155	2,165	(0.5%)	2,373	2,309	2.8%
Birmingham	2,885	2,872	0.5%	1,321	1,241	6.4%	1,564	1,632	(4.2%)
Charleston	3,834	3,870	(0.9%)	1,660	1,613	2.9%	2,174	2,257	(3.7%)
Charlotte	9,743	9,762	(0.2%)	4,379	4,288	2.1%	5,364	5,474	(2.0%)
Dallas/Fort Worth	10,014	10,146	(1.3%)	5,134	4,941	3.9%	4,881	5,205	(6.2%)
Huntsville	2,057	2,089	(1.5%)	826	777	6.3%	1,230	1,312	(6.3%)
Orlando	5,123	5,126	(0.1%)	1,922	2,039	(5.7%)	3,201	3,087	3.7%
Phoenix	2,332	2,320	0.5%	917	933	(1.7%)	1,416	1,386	2.2%
Raleigh	4,620	4,536	1.9%	1,997	1,836	8.8%	2,623	2,701	(2.9%)
Richmond	4,225	4,180	1.1%	1,760	1,694	3.9%	2,465	2,486	(0.8%)
Savannah	3,001	2,967	1.1%	1,143	1,048	9.1%	1,858	1,920	(3.2%)
Other	8,858	8,860	(0.0%)	3,532	3,553	(0.6%)	5,325	5,306	0.4%

Total Same Property (1)	$69,779	$69,791	(0.0%)	$30,594	$29,778	2.7%	$39,185	$40,013	(2.1%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	3Q10	2Q10	%Chg	3Q10	2Q10	%Chg

Atlanta	3,282	12.0%	95.2%	95.6%	(0.4%)	$773	$765	1.0%
Austin	1,910	6.1%	98.2%	96.5%	1.7%	706	700	0.9%
Birmingham	1,262	4.0%	97.0%	96.4%	0.6%	682	689	(1.0%)
Charleston	1,578	5.5%	98.6%	97.1%	1.5%	693	694	(0.1%)
Charlotte	4,564	13.7%	96.2%	96.5%	(0.3%)	640	639	0.2%
Dallas/Fort Worth	4,480	12.5%	95.1%	95.6%	(0.5%)	676	684	(1.2%)
Huntsville	836	3.1%	95.8%	97.8%	(2.0%)	711	705	0.9%
Orlando	1,756	8.2%	95.6%	97.6%	(2.0%)	878	870	0.9%
Phoenix	952	3.6%	97.2%	96.4%	0.8%	739	729	1.4%
Raleigh	1,964	6.7%	96.9%	96.0%	0.9%	710	709	0.1%
Richmond	1,700	6.3%	97.6%	96.8%	0.8%	718	721	(0.4%)
Savannah	1,149	4.7%	95.8%	94.2%	1.6%	771	763	1.0%
Other	3,740	13.6%	97.4%	97.5%	(0.1%)	708	710	(0.3%)

Total Same Property (1)	29,173	100.0%	96.5%	96.4%	0.1%	$712	$711	0.1%

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Third Quarter 2010
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010
					3Q10% Of	3Q09% Of
	3Q10	3Q09	Change	% Change	Operating Exp.	Operating Exp.	Change

On-site payroll (1)	$7,830	$7,857	$(27)	(0.3%)	25.6%	26.9%	(1.3%)
Real estate taxes	6,785	6,894	(109)	(1.6%)	22.2%	23.6%	(1.5%)
Utilities (2)	6,984	6,489	495	7.6%	22.8%	22.2%	0.6%
Repairs and maintenance (3)	6,478	5,780	698	12.1%	21.2%	19.8%	1.4%
Insurance	829	311	518	166.6%	2.7%	1.1%	1.6%
General and administrative	949	1,131	(182)	(16.1%)	3.1%	3.9%	(0.8%)
Advertising and promotions	739	705	34	4.8%	2.4%	2.4%	(0.0%)

Total Same Property (4)	$30,594	$29,167	$1,427	4.9%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
					2010% Of	2009% Of
	2010	2009	Change	% Change	Operating Exp.	Operating Exp.	Change

On-site payroll (1)	$22,580	$22,241	$339	1.5%	25.1%	25.9%	(0.9%)
Real estate taxes	21,294	21,885	(591)	(2.7%)	23.6%	25.5%	(1.9%)
Utilities (2)	19,992	18,495	1,497	8.1%	22.2%	21.6%	0.6%
Repairs and maintenance (3)	17,211	14,515	2,696	18.6%	19.1%	16.9%	2.2%
Insurance	3,572	2,939	633	21.5%	4.0%	3.4%	0.5%
General and administrative	3,086	3,348	(262)	(7.8%)	3.4%	3.9%	(0.5%)
Advertising and promotions	2,363	2,307	56	2.4%	2.6%	2.7%	(0.1%)

Total Same Property (4)	$90,098	$85,730	$4,368	5.1%	100.0%	100.0%

(1)	On-site payroll — Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.

(2)	Utilities — Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in “Other Property Related Revenue”.

(3)	Repairs and maintenance — Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.

(4)	Same property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispostions during the year.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS
	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
OPERATING DATA (1)

Property Revenues
Rental revenues	$8,174	$16,534	$25,532	$51,431
Other property revenues	371	781	1,140	2,565

Total property revenues	8,545	17,315	26,672	53,996

Property Expenses
Property operating and maintenance	2,057	4,204	5,969	12,559
Taxes, license and insurance	725	1,998	2,561	6,507

Total property expenses	2,782	6,202	8,530	19,066

Net Operating Income (NOI)	5,763	11,113	18,142	34,930

Other Income (Expenses)
Impairments	(279)	(77)	(279)	(77)
Interest, net	(3,449)	(5,906)	(9,821)	(18,273)
Depreciation and amortization (2)	(2,677)	(6,643)	(8,033)	(19,219)
Other (3)	(68)	(3,591)	(149)	(3,692)

Total other expenses	(6,473)	(16,217)	(18,282)	(41,261)

Gain on sale of properties, net	23	1,787	117	1,736

Loss from Partially-Owned Investments	$(687)	$(3,317)	$(23)	$(4,595)

			As of
			9/30/2010	12/31/2009
BALANCE SHEET DATA (4)
Real estate assets, net			$1,347,667	$1,436,221
Other assets, net			113,469	118,095

Total assets			$1,461,136	$1,554,316

Notes payable			$1,158,333	$1,211,927
Other liabilities			110,970	108,277

Total liabilities			1,269,303	1,320,204

Member’s equity			191,833	234,112

Total liabilities and member’s equity			$1,461,136	$1,554,316

Colonial’s equity investment (5)			$14,979	$17,422
Colonial’s pro-rata share of debt			$224,871	$239,056

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	The three and nine months ended September 30, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

(4)	Balance sheet data reported at 100%.

(5)	Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as “Liabilities” on the Company’s Balance Sheet as of September 30, 2010.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of September 30, 2010
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	In Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate
MULTIFAMILY
DRA (3)	—	—	—	—	—	—	—	—	—	—
Other	6	1,340	120,402	19,623	101,107	21%	5.59%	34	69.97%	30.03%

Total Multifamily	6	1,340	$120,402	$19,623	$101,107

COMMERCIAL
DRA/CLP (4)	18	5,220	955,986	—	741,909	15%	5.61%	45	100.00%	—
Bluerock	9	1,704	233,011	—	107,540	10%	6.47%	86	100.00%	—
Parkway Place (5)	1	621	89,226	—	46,546	50%	6.50%	116	100.00%	—
Turkey Creek	2	637	106,173	—	77,510	50%	5.93%	61	86.84%	13.16%
Other	6	1,358	117,809	—	83,887	21%	5.02%	23	65.25%	34.75%

Total Commercial	36	9,540	$1,502,205	$—	$1,057,392

	42	10,880	$1,622,607	$19,623	$1,158,499

(1)	Gross leasable area includes anchor-owned square footage.

(2)	Represents gross investment in real estate at 100% (excluding depreciation).

(3)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(4)	As of September 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	On October 4, 2010, the Company sold its 50% interest in this joint venture.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended September 30, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(Loss) (1)
MULTIFAMILY
DRA (2)	$—	$10	$(10)	$—	$1	$3	$—	(8)	$19
Other	3,217	1,725	1,492	1,520	16	—	1,224	(1,268)	(78)

Total Multifamily	$3,217	$1,735	$1,482	$1,520	$17	$3	$1,224	$(1,276)	$(59)

COMMERCIAL
DRA/CLP (3)	$26,136	$9,817	$16,319	$10,639	$21	$—	$11,744	$(6,085)	$(471)
Bluerock	6,826	2,198	4,628	3,269	21	—	2,922	(1,584)	(59)
Parkway Place (4)	2,380	925	1,455	1,012	3	—	702	(262)	25
Turkey Creek	2,924	696	2,228	1,043	81	—	1,209	(105)	(27)
Other	2,989	1,252	1,737	993	30	—	847	(133)	(96)

Total Commercial	$41,255	$14,888	$26,367	$16,956	$156	$—	$17,424	$(8,169)	$(628)

	$44,472	$16,623	$27,849	$18,476	$173	$3	$18,648	$(9,445)	$(687)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, North Carolina, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(3)	As of September 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	On October 4, 2010, the Company sold its 50% interest in this joint venture.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Nine Months Ended September 30, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(Loss) (1)
MULTIFAMILY
DRA (2)	$3,097	$1,379	$1,718	$1,059	$112	$3	$823	$(273)	$(2)
Other	9,498	5,144	4,354	3,980	57	—	3,698	(3,381)	(260)

Total Multifamily	$12,595	$6,523	$6,072	$5,039	$169	$3	$4,521	$(3,654)	$(262)

COMMERCIAL
DRA/CLP (3)	$78,503	$29,908	$48,595	$31,561	$112	$—	$35,224	$(18,302)	$(1,300)
Bluerock	20,064	6,208	13,856	9,749	68	—	9,217	(5,178)	(227)
Parkway Place (4)	7,717	2,557	5,160	2,031	10	—	2,081	1,038	904
Turkey Creek	8,982	2,072	6,910	3,133	254	—	3,481	42	111
Other	9,135	2,596	6,539	2,940	87	226	2,025	1,713	751

Total Commercial	$124,401	$43,341	$81,060	$49,414	$531	$226	$52,028	$(20,687)	$239

	$136,996	$49,864	$87,132	$54,453	$700	$229	$56,549	$(24,341)	$(23)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 28-33.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, North Carolina, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(3)	As of September 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	On October 4, 2010, the Company sold its 50% interest in this joint venture.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Third Quarter 2010

	As of
	9/30/2010	9/30/2009
Base rent per square foot — Straight-line Office
Office
Consolidated	$26.39	$29.17
Unconsolidated	19.45	19.48

Retail (1)
Consolidated	$24.35	$24.53
Unconsolidated	25.54	22.65

Base rent per square foot — Cash
Office
Consolidated	$25.22	$28.18
Unconsolidated	19.10	19.40

Retail (1)
Consolidated	$23.98	$23.67
Unconsolidated	24.49	22.48

Square Feet (in 000’s)
Office
Consolidated	1,329	516
Unconsolidated (2)	918	2,281

Retail
Consolidated	1,057	1,040
Unconsolidated (2)	576	1,035

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	163	2%	3,255	3%	25	1%	491	2%
2011	839	12%	15,890	12%	116	6%	2,230	6%
2012	1,549	23%	32,701	25%	213	12%	4,594	13%
2013	799	12%	15,188	12%	176	10%	3,590	10%
2014	448	7%	8,513	7%	86	5%	1,538	5%
2015+	3,004	44%	53,221	41%	1,190	66%	22,436	64%

Total Leased SF	6,802		$128,768		1,806		34,879

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2010	33	1%	829	2%	10	1%	319	1%
2011	172	7%	3,387	8%	121	8%	2,352	9%
2012	288	12%	5,524	12%	131	9%	3,043	12%
2013	231	9%	4,996	11%	128	9%	2,700	11%
2014	116	5%	2,377	5%	72	5%	1,373	5%
2015+	1,629	66%	27,274	62%	967	68%	15,966	62%

Total Leased SF	2,469		44,387		1,429		25,753

OFFICE CAPITAL EXPENDITURES
	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Capital Expenditures ($ in 000s)
Regular Maintenance	$70	$289	$241	$615
Tenant Improvements	897	1,162	1,733	2,396
Leasing Commissions	858	285	1,363	1,086

Total	$1,825	$1,736	$3,337	$4,097

Less: Unconsolidated Assets	(484)	(1,708)	(1,462)	(4,055)

Total — Consolidated Assets	$1,341	$28	$1,875	$42

RETAIL CAPITAL EXPENDITURES
	Three Months Ended		Nine Months Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Capital Expenditures ($ in 000s)
Regular Maintenance	$42	$70	$116	$129
Revenue- Enhancing	—	36	12	62
Tenant Improvements	21	33	55	267
Leasing Commissions	18	92	211	188

Total	$81	$231	$394	$646

Less: Unconsolidated Assets	(91)	(165)	(273)	(549)

Total — Consolidated Assets	$(10)	$66	$121	$97

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and nine months ended September 30, 2010, there were no gains recognized on for-sale residential or development sales. For the three and nine months ended September 30, 2009, continuing operations includes gains on for-sale residential and development sales of $0.6 million and $7.6 million (before noncontrolling interest and income taxes). For the three and nine months ended September 30, 2009, discontinued operations includes gains on condominium conversion sales of $16,000 and $259,000 (before noncontrolling interest and income taxes). A summary of revenues and costs of these activities for the three and nine months ended September 30, 2010 and 2009 are as follows:

	Three Months Ended		Nine Months Ended
($ in 000s)	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Condominium conversion revenues, net	$—	$15,730	$—	$16,851
Condominium conversion costs (1)	(350)	(15,714)	(350)	(16,592)

Gains (losses) on condominium conversion sales, before noncontrolling interest and income taxes	(350)	16	(350)	259

For-sale residential revenues, net	4,782	8,855	7,416	33,553
For-sale residential costs	(4,906)	(8,260)	(7,594)	(33,083)

Gains (losses) on for-sale residential sales, before noncontrolling interest and income taxes	(124)	595	(178)	470

Development revenues, net	—	—	—	30,672
Development costs (2)	(300)	—	(1,046)	(23,544)

Gains (losses) on development sales, before noncontrolling interest and income taxes	(300)	—	(1,046)	7,128

Noncontrolling interest	—	—	—	(992)
Provision for income taxes	—	—	—	(2,873)

Gains (losses) on condominium conversions, for-sale residential sales and developments, net of noncontrolling interest and income taxes	$(774)	$611	$(1,574)	$3,992

(1)	Expenses for 2010 represent HOA settlement cost related to infrastructure repairs.

(2)	Expenses for 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price of		Units Closed	Closed
			Units/Lots	Projected	in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Sell Out	Quarter	Date	Contract (1)	Units / Lots
Southgate on Fairview	Charlotte, NC	47	$283,865	4Q10	10	46	1	—
Metropolitan Midtown	Charlotte, NC	101	$352,765	4Q10 - 4Q11	5	74	3	24
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	4Q12 - 3Q16	—	19	—	40

		207			15	139	4	64

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.
There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	3Q10	After
Commercial
Colonial Promenade Nord du Lac Phase I (1)	Covington, LA	174	n/a	161	1Q10	4Q10	4Q11	$26.5	$22.7	$3.8

Total Active Development Projects								$26.5	$22.7	$3.8

Future Development Projects (see below)									116.5
Investment Land (see below)									144.3

Total Properties Under Development (per Balance Sheet)									$283.5

(1)	Total cost to date for this project is presented net of impairment charges recorded in 4Q09 and 4Q08.

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
		Units/	Future	Investment	Held
	Location	SF-in 000s	Development	Land	for Sale
Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4	—	—
CG at Sweetwater	Phoenix, AZ	195	7.3	—	—
CG at Azure	Las Vegas, NV	188	7.8	—	—
CG at Cityway	Austin, TX	320	5.1	—	—
CG at South End	Charlotte, NC	353	13.0	—	—
CG at Hampton Preserve	Tampa, FL	486	15.4	—	—
CG at Randal Park (1)	Orlando, FL	750	19.2	—	—

Total Multifamily Assets			$76.2	$—	$—

Commercial
Colonial Promenade Nord du Lac (2)	Covington, LA	236	30.5	—	—
Colonial Promenade Huntsville	Huntsville, AL	111	9.8	—	—
Outparcels / Pads			—	15.2	—

Total Commercial Assets			$40.3	$15.2	$—

Multifamily			—	3.3	—
Commercial			—	55.8	—
Condo / Townhome			—	—	13.6
For-sale Residential Land			—	70.0	16.2

Total Projects			$116.5	$144.3	$29.8

(1)	This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.

(2)	Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

PROPERTY ACQUISITIONS
				Acquisition	Cap
	Location	Date	Units/SF	Basis (1)	Rate	Remarks
			(SF-000s)	($ mm)
Multifamily
CG at Riverchase Trails	Birmingham, AL	Jun-10	345	$24.6	6.9%	Acquired remaining 80% interest in asset.
Villas at Brier Creek	Raleigh, NC	Oct-10	364	37.9	5.8%

Total				$62.5

(1)	Includes the Company’s previously owned 20% equity investment for CG at Riverchase Trails.

PROPERTY DISPOSITIONS
				Sales	Cap
	Location	Date	Units/SF (1)	Price	Rate (2)	Remarks
			(SF-000s)	($ mm)
Multifamily
CV at Cary	Raleigh, NC	Jun-10	319	$5.0	7.0%	20% Ownership Interest

Commercial
Parkway Place Mall	Huntsville, AL	Oct-10	273	38.8	9.1%	50% Ownership Interest

Total				$43.8

(1)	Square-footage excludes anchor-owned square-footage for commercial assets.

(2)	Represents market cap rate which includes standard management fees and capital reserves.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2010

QUARTERLY DEBT SUMMARY
($ in 000s)	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$301,363	18%	1.3%	1.7	$301,363	15%	1.3%	1.7
Unsecured Other	707,497	41%	6.0%	3.6	707,497	37%	6.0%	3.6
Secured	696,969	41%	5.6%	8.5	921,841	48%	5.5%	7.5

Total Debt	$1,705,829	100%	5.0%	5.2	$1,930,700	100%	5.1%	5.1

Fixed/Floating
Fixed Rate Debt	$1,391,313	82%	5.9%	6.0	$1,584,581	82%	5.9%	5.9
Floating Rate Debt	314,516	18%	1.4%	1.8	346,120	18%	1.4%	1.7

Total Debt	$1,705,829	100%	5.0%	5.2	$1,930,700	100%	5.1%	5.1

PRINCIPAL DEBT MATURITY SCHEDULE
($ in MMs)
     Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2010	5.68%
2011	3.99%
2012	6.86%
2013	6.11%
2014	6.00%
2015	5.96%
2016	6.01%
2017	6.39%
Thereafter	5.72%

Total	5.84%

LINE OF CREDIT
	9/30/10	12/31/09	Interest Rate	Due
Floating	$301,363	$310,546	1.31%	06/15/12

Total Outstanding on LOC	$301,363	$310,546	1.31%

Notes:

•	In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of September 30, 2010

PUBLIC RATINGS
Senior
			Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BB+	Stable	BB-
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Stable	Ba2
Standard & Poor’s	Eugene Nusinzon	212-438-2449	BB+	Stable	B+

COVERAGE RATIOS
	3Q09	YTD ‘09	3Q10	YTD ’10
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	1.1	1.3	0.6	0.6
Earnings to Fixed Charges & Preferred Share Distributions (1)	1.1	1.2	0.5	0.6

Supplemental Coverage Ratios
Interest Coverage (2)	1.8	2.0	2.1	2.2
Fixed Charge Coverage (3)	1.6	1.7	1.8	1.8
Fixed Charge w/ Cap Int (4)	1.6	1.7	1.8	1.8
See page 27 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

(1)	The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share distributions for the three and nine months ended September 30, 2010, is primarily due to a decline in net operating income as the result of pressure on net effective rents driven by deteriorating economic conditions.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT
	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
Total Debt to Total Assets cannot exceed 60%	54.4%	54.2%	52.1%	49.3%	48.6%	48.5%	48.4%
Secured Debt to Total Assets cannot exceed 40%	22.8%	26.5%	26.3%	21.9%	21.9%	23.1%	23.0%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	211.2%	219.5%	234.1%	240.5%	248.2%	249.1%	250.9%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.1x	2.1x	2.2x	2.3x	2.2x	2.1x	2.1x

TOTAL MARKET CAPITALIZATION
($ in 000s)
Consolidated Debt	$1,741,538	$1,736,497	$1,672,917	$1,704,343	$1,673,306	$1,707,831	$1,705,829
Unconsolidated Debt	476,784	471,096	445,742	239,056	238,385	225,421	224,871

Total Debt	2,218,322	2,207,594	2,118,659	1,943,399	1,911,691	1,933,252	1,930,700
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000	100,000
8.125% Series D (1)	100,281	100,281	100,118	100,118	100,118	100,118	—

Total Preferred Stock	200,281	200,281	200,118	200,118	200,118	200,118	100,000

Market Equity (Shares & Units)	218,856	427,326	607,000	874,225	997,711	1,142,305	1,375,697

Total Market Capitalization	$2,637,459	$2,835,201	$2,925,777	$3,017,742	$3,109,520	$3,275,674	$3,406,397

Debt / Total Market Capitalization	84.1%	77.9%	72.4%	64.4%	61.5%	59.0%	56.7%

(1)	During September 2010, the Company redeemed all of its outstanding Series D Preferred Shares.

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s)

SUPPLEMENTAL DATA
	3Q10	3Q09	YTD 10	YTD 09
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions (1)	$(350)	$16	$(350)	$189
For-Sale Residential	(124)	595	(178)	470
Development (2)	(300)	—	(1,046)	3,333
Land / Outparcel Sales	29	(22)	188	141
Corporate Assets	110	—	110	—

Totals	(635)	589	(1,276)	4,133

3rd Party Mgt & Leasing Fee Revenue	2,614	3,987	8,912	11,402
Straight Line Rents	448	21	1,541	(101)
Percentage Rents	26	49	407	188
Interest Expense	21,223	22,593	63,051	65,835
Capitalized Interest	280	464	950	3,534
Debt — Principal Amortization	348	246	978	727
Preferred Dividend Payments	3,395	3,811	11,087	11,546
Amortization of Deferred Financing Costs	1,156	1,247	3,472	3,357
Amortization of Stock Compensation	1,206	712	3,361	2,274

Unconsolidated (3)
Straight Line Rents	57	219	269	743
Interest Expense	3,431	5,833	9,741	18,045
Debt — Principal Amortization	336	254	790	470
Amortization of Deferred Financing Costs	24	78	92	265

(1)	Expenses for 2010 represent HOA settlement cost related to infrastructure repairs.

(2)	Expenses for 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial develoments previously sold.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY
	3Q10	3Q09	YTD 10	YTD 09
Acquisition of Properties
Multifamily	$—	$—	$22,766	$—

Development Expenditures
Multifamily	$721	$689	$1,603	$12,829
Commercial	7,031	7,119	21,183	17,991
For-Sale / Other	478	1,836	1,177	12,171

Total, including subs	8,230	9,644	23,963	42,991
Less: Infrastructure
Reimbursement from City/County	—	(41)	—	(1,110)
Less: Unconsolidated /Other (1)	—	(17)	(393)	(1,107)

Development, Consolidated Assets	$8,230	$9,586	$23,570	$40,774

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$19,330	$768	$19,330
Commercial	—	—	—	30,672
For Sale / Projects	4,782	8,855	7,416	34,675
Outparcels/Land (2)	630	590	2,574	2,677
Corporate Assets	110	—	110	—

Total, including subs	5,522	28,775	10,868	87,354
Selling Costs	(722)	(1,558)	(1,049)	(4,460)
Outparcels/Land	(325)	(590)	(1,644)	(2,677)
Less: Unconsolidated — net (2)	(305)	(3,600)	(1,698)	(3,600)

Sales, Net — Consolidated Assets	$4,170	$23,027	$6,477	$76,617

(1)	Includes items reclassified to other cash flow investing activites.

(2)	Outparcels/Land sales for the three and nine months ended September 30, 2010 include outparcel sales at one of the Company’s unconsolidated commercial properties, Colonial Promenade Smyrna, in which the Company owns a 50% interest.
The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES	Three Months Ended		Nine Months Ended
	3Q10	3Q09	YTD 10	YTD 09
Divisional Total Revenues
Multifamily — Same Property	$69,779	$69,691	$208,461	$211,380
Multifamily — Non-Same Property (1)	7,800	6,876	22,029	19,950
Commercial	19,477	22,469	60,789	68,980

Total Divisional Revenues	97,056	99,036	291,279	300,310
Less: Unconsolidated Revenues — Multifamily	(662)	(1,485)	(2,573)	(5,527)
Less: Unconsolidated Revenues — Commercial	(7,866)	(15,814)	(24,050)	(48,418)
Discontinued Operations	(3)	(991)	—	(3,562)
Unallocated Corporate Revenue	2,614	3,987	8,912	11,402

Consolidated Revenue Adjusted -’09 Discontinued Operations (2)	91,139	84,733	273,568	254,205

Add: Additional Discontinued Operations Revenue, post filing (3)	—	(47)	—	(313)

Total Consolidated Revenue, per 10-Q (4)	$91,139	$84,686	$273,568	$253,892

RECONCILIATION OF EXPENSES
	3Q10	3Q09	YTD 10	YTD 09
Divisional Total Expenses
Multifamily — Same Property	$30,594	$29,167	$90,098	$85,730
Multifamily — Non-Same Property (1)	3,898	3,822	11,132	12,488
Commercial	6,645	8,236	19,634	24,931

Total Divisional Expenses	41,137	41,225	120,864	123,149
Less: Unconsolidated Expenses — Multifamily	(379)	(766)	(1,412)	(2,735)
Less: Unconsolidated Expenses — Commercial	(2,663)	(5,952)	(7,895)	(17,872)
Discontinued Operations	(14)	(757)	(59)	(3,943)
Impairment Charge — Discontinued Operations (5)	—	251	—	2,051

Total Property Operating Expenses	38,081	34,001	111,498	100,650
Property Management Expenses	2,323	1,728	6,008	5,329
General & Administrative Expenses	3,757	4,073	14,022	12,982
Management Fee and Other Expenses	2,001	3,340	7,259	11,131
Restructure Charges	—	588	—	1,400
Investment and Development (6)	9	100	42	1,585
Impairment and other losses (5)	131	221	914	1,839
Depreciation	30,554	28,070	91,075	84,130
Amortization	2,299	864	6,693	2,936

Consolidated Expense Adjusted -’09 Discontinued Operations (2)	79,155	72,985	237,511	221,982

Add: Additional Discontinued Operations Expense, post filing (3)	—	(1)	—	1

Total Consolidated Expense, per 10-Q (4)	$79,155	$72,984	$237,511	$221,983

Notes on following page.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI
	3Q10	3Q09	YTD 10	YTD 09
Divisional Total NOI
Multifamily — Same Property	$39,185	$40,524	$118,363	$125,650
Multifamily — Non-Same Property (1)	3,902	3,054	10,897	7,462
Commercial	12,832	14,233	41,155	44,049

Total Divisional NOI	55,919	57,811	170,415	177,161
Less: Unconsolidated NOI — Multifamily	(283)	(719)	(1,161)	(2,792)
Less: Unconsolidated NOI — Commercial	(5,203)	(9,862)	(16,155)	(30,546)
Discontinued Operations	11	(234)	59	381
Impairment Charge — Discontinued Operations (5)	—	(251)	—	(2,051)
Unallocated Corporate Revenue	2,614	3,987	8,912	11,402
Property Management Expenses	(2,323)	(1,728)	(6,008)	(5,329)
General & Administrative Expenses	(3,757)	(4,073)	(14,022)	(12,982)
Management Fee and Other Expenses	(2,001)	(3,340)	(7,259)	(11,131)
Restructure Charges	—	(588)	—	(1,400)
Investment and Development (6)	(9)	(100)	(42)	(1,585)
Impairment and other losses (5)	(131)	(221)	(914)	(1,839)
Depreciation	(30,554)	(28,070)	(91,075)	(84,130)
Amortization	(2,299)	(864)	(6,693)	(2,936)

Income from Operations	11,984	11,748	36,057	32,223
Total Other (Expense) Income	(23,105)	(12,378)	(66,459)	(9,658)

(Loss) Income from Continuing Operations (7)	(11,121)	(630)	(30,402)	22,565

Discontinued Operations	—	(45)	—	(314)

09 & 10 Discontinued Operations Other Income (Expense) (3)	—	—	—	—

(Loss) Income from Continuing Operations, per 10-Q (4)	$(11,121)	$(675)	$(30,402)	$22,251

(1)	Includes operations from for-sale portfolio.

(2)	Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.

(3)	Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.

(4)	For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).

(5)	For the three months ended September 30, 2010, the Company recorded a $0.1 million non-cash impairment charge related to condominium sales at one of the Company’s for-sale properties. The additional charges reflected in the nine months ended September 30, 2010 are casualty losses attributable to property damage at three of the Company’s multifamily apartment communities. For the three months ended September 30, 2009, the Company recorded a $0.5 million non-cash impairment charge. Of the charge, $0.2 million (presented in “Impairment and other losses” in continuing operations) is related to the Company’s noncontrolling interest in the Colonial Grand at Traditions joint venture and $0.3 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to the sale of the remaining units at Portofino at Jensen Beach, a for-sale residential project. For the nine months ended September 30, 2009, in addition to the charges described above, the Company recorded $3.4 million of non-cash impairment charges. Of the charge, $0.7 million is related to the Company’s noncontrolling interest in the Craft Farms joint venture, $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project and $0.6 million is related to an additional for-sale residential project and sale of outparcels (presented in “Impairment and other losses” in continuing operations). In addition, $1.8 million is related to two multifamily apartment communities sold during the nine month period (presented as a part of “(Loss) Income from Discontinued Operations”.)

(6)	Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.

(7)	(Loss)/Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with ASC 205-20.

QUARTERLY DATA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
	3Q10	3Q09	YTD 10	YTD 09
Assets Sold
Revenue from assets sold	$3	$991	$(22)	$3,562
Expenses from assets sold (1)	14	506	37	1,892

NOI from assets sold	(11)	485	(59)	1,670

Assets Held for Sale
Revenue from assets held for sale	—	—	—	—
Expenses from assets held for sale	—	—	—	—

NOI from assets held for sale	—	—	—	—

Assets sold, not classified in discontinued operations
Revenue from assets sold	—	—	14	209
Expenses from assets sold	32	62	66	249

NOI from assets sold	$(32)	$(62)	$(52)	$(40)

(1)	Excludes non-cash impairment charge of $0.3 million and $2.1 million for the three and nine months ended September 30, 2009.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)
NOI FROM DISCONTINUED OPERATIONS

NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of September 30, 2010). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	3Q10	3Q09	YTD 10	YTD 09
(Loss)/Income from discontinued operations	$(11)	$234	$(59)	$(512)
Adjustment for:
Impairment	—	251	—	2,051
Depreciation and amortization expenses	—	—	—	131

NOI from discontinued operations	$(11)	$485	$(59)	$1,670

NOI from assets sold	(11)	485	(59)	1,670
NOI from assets held for sale	—	—	—	—

NOI from discontinued operations	$(11)	$485	$(59)	$1,670

EBITDA RECONCILIATION
	3Q10	3Q09	YTD 10	YTD 09
Net (Loss) Income to Common S/H	$(16,778)	$(3,464)	$(40,914)	$8,631
Consolidated
Noncontrolling Interest	(1,647)	(563)	(4,475)	1,506
(Inc)/Loss — Uncons. Assets	687	3,317	23	4,595
Preferred Dividends	3,395	3,811	11,087	11,546
Preferred Share Issuance Costs	3,550	(30)	3,550	(25)
Interest Expense	21,223	22,593	63,051	65,835
Amortization of Deferred Financing Costs	1,156	1,247	3,472	3,357
Gain on Retirement of Debt	—	(14,929)	(1,044)	(56,480)
Loss/(Gain) on Hedging Activites	—	649	289	1,709
Income Tax (Benefit) Expense	220	353	1,001	709
Depreciation & Amortization	32,853	28,934	97,768	87,197
(Gain)/Loss on Sale (Cont & Disc)	610	(502)	1,226	(8,978)
Gain/(Loss) — Undepreciated Property (1)	(612)	589	(1,160)	8,121
Impairment (2)	131	472	131	3,890
Amortization of Stock Based Compensation Expense	1,206	712	3,361	2,274

EBITDA from Consolidated Props	45,994	43,189	137,366	133,887

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(687)	(3,317)	(23)	(4,595)
Preferred Dividends	—	116	—	397
Interest Expense	3,431	5,833	9,741	18,045
Amortization of Deferred Financing Costs	24	78	92	265
Depreciation & Amortization	3,463	7,366	10,233	21,156
Impairment	279	77	279	77
Gain on Sale of Property	(23)	(1,787)	(117)	(1,736)

EBITDA	$52,481	$51,555	$157,571	$167,496

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(2)	Includes non-cash impairment charge from continuing and discontinued operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS
	3Q10	3Q09	YTD 10	YTD 09
Earnings
Net (Loss) Income (before preferred shares)	$(11,646)	$(1,496)	$(31,715)	$14,714
Discontinued Operations:
(Income)/Loss from Discontinued Operations	11	(234)	59	512
Noncontrolling Interest in CRLP	(32)	53	(45)	14
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	347	5	396	(7)
Noncontrolling Interest of Limited Partners	—	(155)	5	(597)
CRLP Noncontrolling Interest — Common U/H	(1,615)	(616)	(4,430)	1,492
(Gains)/Losses from Sales of Property, net of income taxes	287	(506)	947	(5,745)
Noncontrolling Interest of Limited Partners	1	—	(110)	999
Income Taxes	196	352	883	(2,518)
(Income)/Loss from Unconsolidated Entities	687	3,317	23	4,595

	(11,764)	720	(33,987)	13,459
Amortization of Interest Capitalized	963	968	2,889	2,813
Capitalized Interest	(280)	(464)	(950)	(3,534)
Distributions from Unconsolidated Entities	918	2,416	4,707	9,509
Fixed Charges, from below	24,472	26,117	72,911	78,164

Earnings	14,309	29,757	45,570	100,411

Fixed Charges
Interest Expense	21,223	22,593	63,051	65,835
Capitalized Interest	280	464	950	3,534
Amortization of Deferred Financing Costs	1,156	1,247	3,472	3,357
Distrib to Series B Pfd Unitholders	1,813	1,813	5,438	5,438

Total	24,472	26,117	72,911	78,164

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B & D	1,582	1,998	5,649	6,108

Total	$26,054	$28,115	$78,560	$84,272

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS
	3Q10	3Q09	YTD 10	YTD 09
Interest Coverage Denominator
Interest Expense	$21,223	$22,593	$63,051	$65,835
Interest Expense — Unconsolidated	3,431	5,833	9,741	18,045

Total Interest Expense	24,654	28,426	72,792	83,880

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,395	3,811	11,087	11,546
Debt Principal Amortization	348	246	978	727
Debt Principal Amortortization — Unconsolidated	336	254	790	470

Total Fixed Charges	28,733	32,737	85,647	96,623

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	280	464	950	3,534

Total Fixed Charges w/ Capitalized Interest	$29,013	$33,201	$86,597	$100,157

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2010
Appendix

								Market Rental Rates
						Square
		Year Built / Age			Apartment	Feet	Occupancy
Property	MSA	State	Avg	% Own	Homes	(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN MAJOR MARKETS
CG at Berkeley Lake	Atlanta	GA	1998	100.0%	180	244	93.3%	$857	$0.63	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	95.8%	978	0.81	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	98.1%	772	0.60	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	97.4%	783	0.59	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	92.8%	803	0.61	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	93.3%	813	0.69	S
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	96.4%	737	0.79	S
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	95.5%	710	0.67	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	97.8%	756	0.71	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	92.4%	696	0.70	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	95.8%	771	0.76

Total		11	12.6 Years		3,640	4,086	95.2%	$773	$0.68

Same Store		10	12.6 Years		3,282	3,722	95.2%	$773	$0.68

CG at Silverado	Austin	TX	2004	100.0%	238	240	98.7%	$740	$0.73	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	98.0%	812	0.78	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	470	97.9%	643	0.73	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	97.4%	640	0.72	S
CG at Round Rock	Austin	TX	2006	100.0%	422	430	97.9%	762	0.75	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	98.0%	869	0.83
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	97.0%	688	0.81
CV at Canyon Hills	Austin	TX	1996	100.0%	229	183	99.6%	660	0.83	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	97.0%	775	0.75

Total		9	6.7 Years		2,908	2,763	97.9%	$728	$0.77

Same Store		6	8.8 Years		1,910	1,794	98.2%	$706	$0.75

CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	97.0%	$938	$0.83	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	97.3%	669	0.61	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	345	327	95.1%	709	0.75
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	96.8%	560	0.65	S

Total		4	14.5 Years		1,607	1,585	96.6%	$688	$0.70

Same Store		3	14.7 Years		1,262	1,257	97.0%	$682	$0.68

CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	97.0%	$841	$0.73	S
CV at Westchase	Charleston	SC	1985	100.0%	352	258	98.6%	573	0.78	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	97.4%	693	0.67	S
CG at Quarterdeck	Charleston	SC	1987	100.0%	230	219	100.0%	828	0.87	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	100.0%	638	0.69	S
CV at Windsor Place	Charleston	SC	1985	100.0%	224	213	99.6%	622	0.65	S

Total		6	21.8 Years		1,578	1,497	98.6%	$693	$0.73

Same Store		6	21.8 Years		1,578	1,497	98.6%	$693	$0.73

CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	98.8%	$737	$0.80	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	279	97.0%	662	0.71	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	98.3%	703	0.71	S
CG at Ayrsley	Charlotte	NC	2009	100.0%	368	372	97.0%	768	0.76	S
CV at Chancellor Park	Charlotte	NC	1996	100.0%	340	327	95.0%	634	0.66	S
CG at Huntersville	Charlotte	NC	2009	100.0%	250	248	98.4%	756	0.76	S
CG at University Center	Charlotte	NC	2006	100.0%	156	167	96.2%	697	0.65	S
CV at Matthews	Charlotte	NC	1990	100.0%	270	256	95.6%	708	0.75	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	99.1%	776	0.82
Enclave	Charlotte	NC	2008	100.0%	85	108	98.8%	1,371	1.08
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	230	97.2%	560	0.61	S
Heatherwood	Charlotte	NC	1980	100.0%	476	439	94.5%	533	0.58	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	93.0%	507	0.63	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	97.9%	592	0.66	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	95.8%	539	0.57	S
CG at Legacy Park	Charlotte	NC	2001	100.0%	288	301	96.9%	680	0.65	S
CV at Timber Crest	Charlotte	NC	2000	100.0%	282	273	92.9%	599	0.62	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	96.8%	626	0.57	S

Total		18	12.1 Years		4,865	4,704	96.4%	$658	$0.68

Same Store		16	13.4 Years		4,564	4,393	96.2%	$640	$0.66

3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2010
Appendix

								Market Rental Rates
						Square
		Year Built / Age			Apartment	Feet	Occupancy
Property	MSA	State	Avg	% Own	Homes	(000s)	Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	98.2%	$797	$0.88	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	93.5%	704	0.79	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	95.6%	748	0.80	S
CV at Oakbend	Dallas/Fort Worth	TX	1996	100.0%	426	383	86.4%	722	0.80	S
Brookfield	Dallas/Fort Worth	TX	1984	100.0%	232	166	95.3%	534	0.75	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	95.4%	474	0.71	S
Remington Hills	Dallas/Fort Worth	TX	1984	100.0%	362	347	97.8%	662	0.69	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	98.4%	706	0.75	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	97.4%	469	0.80	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	93.7%	541	0.68	S
CV at Grapevine I & II	Dallas/Fort Worth	TX	1985	100.0%	450	387	95.1%	667	0.78	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	95.8%	534	0.67	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1997	100.0%	396	462	97.5%	959	0.82	S
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	97.6%	805	0.84

Total		14	20.1 Years		4,768	4,191	95.1%	$677	$0.78

Same Store		13	21.4 Years		4,480	3,912	95.1%	$676	$0.77

CG at Edgewater I	Huntsville	AL	1990/99	100.0%	500	543	96.2%	$675	$0.62	S
CG at Madison	Huntsville	AL	2000	100.0%	336	355	95.2%	765	0.72	S

Total		2	12.8 Years		836	897	95.8%	$711	$0.66

Same Store		2	12.8 Years		836	897	95.8%	$711	$0.66

CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	97.5%	$907	$0.78	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100.0%	456	535	95.0%	941	0.80	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	95.2%	768	0.85	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	93.8%	1,051	1.09	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	94.9%	862	0.76	S

Total		5	8.6 Years		1,756	1,907	95.6%	$878	$0.81

Same Store		5	8.6 Years		1,756	1,907	95.6%	$878	$0.81

CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	98.3%	$865	$0.77	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	97.0%	760	0.76	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	95.2%	755	0.76	S
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	98.0%	634	0.62	S

Total		4	12.5 Years		952	978	97.2%	$739	$0.72

Same Store		4	12.5 Years		952	978	97.2%	$739	$0.72

CG at Arringdon	Raleigh	NC	2003	100.0%	320	311	96.6%	$721	$0.74	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	237	97.6%	780	0.83	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	97.6%	675	0.68	S
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	94.4%	713	0.68	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	98.9%	656	0.68	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	96.1%	725	0.75	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100.0%	462	484	97.0%	703	0.67	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	377	95.7%	757	0.74

Total		8	14.0 Years		2,334	2,335	96.8%	$712	$0.71

Same Store		7	14.9 Years		1,964	1,958	96.9%	$710	$0.71

Ashley Park	Richmond	VA	1988	100.0%	272	194	94.1%	$633	$0.89	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	97.9%	652	1.27	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	99.1%	761	0.99	S
CV at West End	Richmond	VA	1987	100.0%	224	156	100.0%	698	1.00	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	97.3%	767	0.81	S
CV at Waterford	Richmond	VA	1989	100.0%	312	289	98.1%	794	0.86	S

Total		6	26.9 Years		1,700	1,299	97.6%	$718	$0.94

Same Store		6	26.9 Years		1,700	1,299	97.6%	$718	$0.94

CG at Godley Station I	Savannah	GA	2005	100.0%	312	337	96.2%	$782	$0.72	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	94.8%	755	0.81
CV at Greentree	Savannah	GA	1984	100.0%	194	165	98.5%	627	0.74	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	94.8%	890	0.85	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	93.2%	732	0.89	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	96.3%	739	0.70	S

Total		6	16.2 Years		1,437	1,414	95.6%	$768	$0.78

Same Store		5	19.0 Years		1,149	1,145	95.8%	$771	$0.77

TOTAL PROPERTIES IN MAJOR MARKETS		93	14.8 Years		28,381	27,656	96.4%	$718	$0.74

Same Store		83	15.7 Years		25,433	24,759	96.3%	$713	$0.73

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of September 30, 2010
Appendix

								Market Rental Rates
						Square
		Year Built / Age			Apartment	Feet	Occupancy
Property	MSA	State	Avg	% Own	Homes	(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	96.5%	$660	$0.76	S
Autumn Park I & II	Greensboro	NC	2001/04	100.0%	402	404	95.8%	680	0.68	S
CG at Wilmington	Wilmington	NC	1998/02	100.0%	390	356	99.2%	644	0.71	S
CG at Traditions	Gulf Shores	AL	2007	35.0%	324	322	96.6%	548	0.55
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	97.4%	757	0.85
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	97.7%	823	0.83	S
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	99.1%	852	0.90	S
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	99.7%	957	0.91	S
CV at Greenbrier	Washington DC	VA	1988	100.0%	258	217	98.4%	822	0.98	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	147	98.8%	684	0.77	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	94.8%	785	0.87	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	98.2%	525	0.55	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	97.0%	562	0.65	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	93.0%	782	0.79
CV at Huntleigh Woods	Mobile	AL	1978	100.0%	233	199	96.6%	539	0.63	S
Cypress Village Rental	Gulf Shores	AL	2009	100.0%	96	206	94.8%	1,148	0.54
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100.0%	310	312	94.2%	586	0.58	S

TOTAL PROPERTIES IN OTHER MARKETS		17	18.4 Years		4,824	4,647	97.0%	$722	$0.75

	Same Store	13	21.8 Years		3,740	3,501	97.4%	$708	$0.76

THIRD PARTY MANAGED BUSINESS

Hawthorne Groves	Orlando	FL	2002	0.0%	328	363	93.3%
Hawthorne Village	Daytona Beach	FL	2006	0.0%	378	414	97.1%

TOTAL MANAGED	Total	2	6.0 Years		706	777	95.3%

TOTAL ALL PROPERTIES (1)		112	15.2 Years		33,911	33,080	96.4%	$719	$0.74

	Same Store	96	16.5 Years		29,173	28,260	96.5%	$712	$0.74

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up. These properties are not included in Occupancy and Market Rent calculations.

S = Current year same-property portfolio: Property has been stabalized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1)	Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2010
Appendix

					Square Feet (000s)
								Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Rate	Sq. Foot (1)
CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	34.1%	23.27
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	79.7%	28.80
Three Ravinia (Office)	Atlanta	GA	1991	100%	813	—	813	81.3%	25.36
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	605	232	373	92.5%	27.81
Brookwood Convenience Center (Retail) (2)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Tannehill (Retail)	Birmingham	AL	2008	100%	433	211	222	94.3%	20.13
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	82.1%	30.26
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	99.1%	19.59
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	LU	LU

Total Consolidated		10			3,222	836	2,387	83.8%	$25.86

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)

901 Maitland	Orlando	FL	1985	15%	158	—	158	78.1%	$19.64
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	92.9%	21.31
Colonial Center at Bayside	Tampa	FL	1988/94/97	15%	213	—	213	61.1%	19.17
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	91.5%	22.04
Colonial Center Blue Lake	Birmingham	AL	1982/2005	15%	167	—	167	68.0%	20.50
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	84.2%	19.57
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	73.2%	25.44
Colonial Plaza	Birmingham	AL	1982/99	15%	171	—	171	96.3%	18.02
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	—	38	81.0%	24.60
Concourse Center	Tampa	FL	1982/83/84/2003/05	15%	294	—	294	81.5%	20.19
Colonial Plaza South Park	Charlotte	NC	1981/2007	15%	203	—	203	80.9%	19.05
Independence Plaza	Birmingham	AL	1979/2000	15%	106	—	106	97.6%	19.28
International Park	Birmingham	AL	1987/99	15%	211	—	211	91.1%	20.42
The Peachtree	Atlanta	GA	1989	15%	317	—	317	90.0%	24.57
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	80.0%	10.55

Total		16			4,915	—	4,915	85.7%	20.69

Total (Weighted)		16				—	737	85.7%	20.69

DRA/CLP Joint Venture (Retail)

CP TownPark	Orlando	FL	2005	15%	198	—	198	90.4%	$25.37
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	80.6%	19.33

Total		2			305	—	305	87.0%	22.79

Total (Weighted)		2					46	87.0%	22.79

Bluerock Joint Venture (Office)

Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.65
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.60
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	15.66
DRS Building	Huntsville	AL	1972/86/90/2003	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	95.9%	18.54
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	92.0%	13.51
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	97.0%	19.66
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	97.3%	13.38

Total		9			1,704	—	1,704	97.7%	15.20

Total (Weighted)		9					170	97.7%	15.20

Other Joint Ventures

Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
Parkway Place (Retail)	Huntsville	AL	1999	50%	621	348	273	91.6%	29.67
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	91.3%	18.44
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	100.0%	14.69
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	94.1%	21.19
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	477	74	403	93.6%	25.83
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	160	30	130	80.8%	20.63

Total		9			2,616	1,162	1,454	93.1%	24.08

Total (Weighted)		9					541	92.4%	25.29

Total Unconsolidated		36			9,540	1,162	8,377	89.5%	19.66

Total Unconsolidated (Weighted)		36					1,494	89.2%	20.98

3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of September 30, 2010
Appendix

					Square Feet (000s)
								Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Anchor Owned	CLP Owned	Rate	Sq. Foot (1)
THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Atlanta Perimeter (Office)	Atlanta	GA		0%	182
Atlantic Center Plaza (Office)	Atlanta	GA		0%	501
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Charlotte University (Office)	Charlotte	NC		0%	183
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville Baymeadows (Office)	Jacksonville	FL		0%	752
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Orlando University (Office)	Orlando	FL		0%	386
Post Oak (Office)	Houston	TX		0%	1,202
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197

TOTAL MANAGED		17			7,005

Total Commercial Properties		63			19,766	1,998	10,764	88.2%	$20.69

Total Commercial Properties (Weighted)		63					3,881	85.9%	$23.67

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	This property includes an aggregate of 88,158 square-feet. However, only 4,708 square-feet is currently being leased due to redevelopment plans.
3Q10
NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of September 30, 2010
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec’d Debt	Equity Invest
Colonial Grand at Research Park		370		20%	95.7%	4,426	819
Colonial Grand at Huntcliff		358		20%	95.8%	5,096	1,511
Regents Park (Phase II)	(1)	—		40%	—	—	3,369
Colonial Grand at Traditions		324		35%	96.6%	11,707	—
Belterra		288		10%	97.6%	1,979	459
Colonial Grand at McKinney	(1)	—		25%	—	—	1,721

Total Multifamily	(2)	1,340				$23,208	$7,879

DRA/CLP	(3)	5,220		15%	85.8%	111,286	(17,877)
Bluerock	(4)	1,704		10%	97.7%	10,754	(5,195)
Parkway Place	(5)	621		50%	91.6%	23,273	14,943
Colonial Pinnacle at Turkey Creek		477		50%	93.6%	32,500	1,809
Colonial Pinnacle at Turkey Creek III		160		50%	80.8%	6,255	7,085

Other
Land Title Building		30		33%	100.0%	256	189
Colonial Promenade Madison		111		25%	100.0%	—	2,101
Colonial Promenade Hoover		381		10%	91.3%	1,584	55
Colonial Promenade Smyrna		416		50%	96.6%	13,641	2,183
Colonial Promenade Alabaster II/Tutwiler II		420		5%	95.0%	2,000	41

Total Commercial		9,540	(6)			$201,549	$5,334

Other Unconsolidated Investments						114	1,766

Total Investments in Unconsolidated Subsidiaries						$224,871	$14,979

(1)	Consists of undeveloped land.

(2)	On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC (DRA), in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA’s 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.

(3)	As of September 30, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $13.8 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $31.7 million, which is being amortized over the life of the properties. This joint venture is presented under “Liabilities” on the Company’s Balance Sheet as of September 30, 2010.

(4)	Equity investment includes the Company’s investment of approximately $1.9 million, offset by the excess basis difference on the transaction of approximately $7.1 million, which is being amortized over the life of the properties. This joint venture is presented under “Liabilities” on the Company’s Balance Sheet as of September 30, 2010.

(5)	On October 4, 2010, the Company sold its 50% interest in this joint venture.

(6)	Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 31-32.

3Q10	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

3Q10	NYSE: CLP